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                                                                    EXHIBIT 10.5

                              AMENDED AND RESTATED
                          STOCK RESTRICTION AGREEMENT

     This Agreement is made effective the 24th day of January, 2000, between SupplierMarket.com, Inc., a Delaware corporation (the "Company"), and
                                                       -------
Jonathan Burgstone (the "Employee").
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     WHEREAS, the Employee owns 9,318,000 shares (the "Shares") of the
                                                       ------
Company's Common Stock, par value $.001 per share (the "Common Stock") which he
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acquired for a purchase price of $.001 per share, of which 5,823,750 of the
Shares have vested and are no longer subject to repurchase by the Company upon execution of this Agreement;

     WHEREAS, the Company and the Employee entered into a Stock Restriction Agreement dated June 28, 1999 (the "Stock Restriction Agreement");
                                    ----------------------------

     WHEREAS, in recognition of the Employee's contributions to the successful launch of the Company's business and the Employee's contributions to the consummation of the Company's Series B preferred stock financing, the Company and the Employee have agreed to (a) enter into an employment agreement
(the "Employment Agreement") and (b) amend certain provisions of the Stock
      --------------------
Restriction Agreement;

     WHEREAS, the Company and the Employee desire to set forth their agreement regarding the amendment of the Stock Restriction Agreement as hereinafter provided;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, and for other valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1.   Option of Company upon Termination of Employment.
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          a.   In the event that the Employee shall cease to be employed by the
Corporation (including a parent or subsidiary of the Company) for any or no reason, including, without limitation, death, disability, or involuntary removal with or without Cause, the Company shall have the right and option (the

"Purchase Option"), within 60 days after the date that the Employee ceases to be
----------------
employed by the Company, to purchase from the Employee at the purchase price per share ($.001) paid therefor by the Employee (the "Purchase Price"), up to 3,495,250 Shares (such number of Shares being subject to equitable adjustment for any stock split, stock dividend, combination of shares or the like based upon Common Stock or Common Stock equivalents), other than any of such Shares which become Vested Shares, as defined in Section 1(b).
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          b.   "Vested Shares" shall mean the product obtained by multiplying
3,495,250 Shares by a fraction, the numerator of which is the number of calendar months from January 1, 2000 (the "Commencement Date") to the end of the calendar month during which the Employee ceases to be employed by the Company, and the denominator of which is 18, provided, however, in the event that the Employee is
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terminated or discharged without Cause by the Company, or the Employee resigns for Good Reason (i) prior to June 28, 2000, such numerator shall be the number of calendar months from the Commencement Date to the Termination Date plus twelve, or (ii) after June 28, 2000, all of the remaining Shares covered hereby shall immediately become Vested Shares.

     For purposes of this Section 1(b), the following definitions shall apply:

          (a) "Cause" shall mean (i) the commission by the Employee of any embezzlement or other deliberate and premeditated act of dishonesty against the financial or business interests of the Company; (ii) the habitual drug addiction or intoxication of the Employee; (iii) the conviction by the Employee of, or the pleading by the Employee of nolo contendere to, a felony; (iv) the willful failure or refusal of the Employee to carry out the duties of the Employee or to follow reasonable directives of the Board of Directors which failure or refusal is not cured within 30 days subsequent to written notice from the Company to the Employee; or (v) the material breach by the Employee of this Agreement or the Employment Agreement.

          (b) "Good Reason" shall mean any of the following: (i) a material diminution in the Employee's responsibilities, duties or authority, which shall include but not be limited to the demotion of the Employee below the level of Executive Vice President, to which the Employee has not consented and which remains unremedied for 10 days after the receipt by the Company's Board of Directors of written notice thereof from the Employee (it being understood that the Company's demotion of the Employee from the position of CEO as a result of the hiring of another CEO shall not by itself be considered a "material diminution" in his responsibilities); (ii) any other action taken in bad faith by the Company for the purpose of interfering with the performance of the responsibilities of the Employee, if such action in fact materially and adversely affects the performance of such responsibilities, and which remains unremedied for 10 days after the receipt by the Company's Board of Directors of written notice thereof from the Employee; (iii) the relocation of the Employee by the Company outside the Company's main office without the Employee's written consent; or (iv) a decrease in the Employee's compensation without the Employee's written consent.

          (c) If the Company desires to exercise its Purchase Option, it shall do so by communicating in writing its election to purchase to the Employee, which communication shall state the number of Shares the Company is electing to purchase and shall be delivered in person or mailed to the Employee at the address set forth on the signature page hereto. The sale of the Shares to be sold to the Company pursuant to this Section 1 shall be made at the offices of the
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Company on the 20th day following the date of the Company's written election to purchase (or if such 20th day is not a business day, then on the next succeeding business day). Such sale shall be effected by the Employee's delivery to the Company of a certificate or certificates evidencing the Shares to be purchased by it, duly endorsed for transfer to the Company, against payment to the Employee by the Company at the Option Price for each Share to be purchased by the Company.

          (d) The Employee agrees not to transfer any Shares if, on the date of such transfer, such Shares do not constitute "Vested Shares" as defined above.

          (e) If the Employee becomes obligated to sell any Shares to the Company under this Agreement and fails to deliver such Shares in accordance with the terms of this Agreement, the Company may, at its option, in addition to all other remedies it may have, send to the Employee the Purchase Price for such Shares as herein specified. Thereafter, the Company upon written notice to the Employee, (i) shall cancel on its books the certificate or certificates representing the Shares to be sold and (ii) shall issue, in lieu thereof, in the name of the Company a new certificate or certificates representing such Shares, and thereupon all of the Employee's rights in and to such Shares shall terminate.

     2.   Legends.  The certificate(s) representing the Shares will bear the
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following legend with respect to the foregoing:

     The shares of stock represented by this certificate are subject to an option to purchase such shares and certain restrictions upon transfer contained in a certain Amended and Restated Stock Restriction Agreement, dated as of January __, 2000, a copy of which the Company will furnish to the holder of this certificate upon request and without charge.

     3.  Rights as Stockholder.  Subject to the provisions of this Agreement,
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the Employee shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company.

     4.   Continuation of Employment.  Nothing in this Agreement shall create
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an obligation on the Company to continue the Employee's employment with the
Company.

     5.   Notices.  Any notice required or permitted hereunder shall be given
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in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by registered or certified mail with postage and fees prepaid, addressed to the other party hereto, if to the Employee, at the Employee's residence address as reflected on the records of the Company, and if to the Company, at the address of its principal offices on the date upon which such notice is given.
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     6.   Entire Agreement and Amendment.  This Agreement constitutes the entire
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agreement of the parties with respect to the subject matter hereof and neither this Agreement nor any provision hereof may be waived, modified, amended or terminated except by a written agreement signed by the parties hereto. This Agreement is the sole agreement to which the Employee is a party regarding the subject matter hereof and supersedes any prior agreements between the Employee and the Company as to such subject matter.

     7.   Dispute Resolution.  Any controversy or claim arising out of or
          ------------------
relating to this Agreement, or the breach thereof, shall be submitted to and determined by a single arbitrator in the city of Boston, Massachusetts in accordance with the rules of the American Arbitration Association, and judgment upon the award shall be final, binding, and conclusive upon the parties and may be entered in any court having competent jurisdiction thereof.

     8.   Specific Performance.  Without intending to limit the remedies
                  ------------
available to the Company, the Employee agrees that damages at law will be an insufficient remedy to the Company in the event that the Employee violates the terms of this Agreement and that the Company may apply for and obtain immediate injunctive relief in any court of competent jurisdiction or restrain the breach or threatened breach of, or otherwise to specifically enforce, any of the agreements and covenants contained in this Agreement.

     9.   Governing Law.  This Agreement shall be governed by and construed in
                   ----
accordance with the internal laws of The Commonwealth of Massachusetts without regard to the conflict of laws provisions thereof

     10. This Agreement hereby supersedes the Stock Restriction Agreement in its entirety.

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                                                   [Stock Restriction Agreement]

     This Agreement shall take effect as an instrument under seal, and shall be binding upon the heirs, personal representatives, successors and assigns of the Employee.

                                            SUPPLIERMARKET.COM, INC.



                                            By: /s/ Asif Satchu
                                                ------------------------
                                                Name: Asif Satchu
                                                Title: President


                                            EMPLOYEE:


                                            /s/ Jonathan Burgstone
                                            ----------------------------
                                            Jonathan Burgstone